SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2000
                                                  --------------

                               NFO WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                         0-21460                      06-1327424
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(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)

   2 Pickwick Plaza, Suite 400
   Greenwich, Connecticut                                          06830
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (203) 629-8888
                                                     --------------

                                 Not applicable
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                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.
         ------------

         On April 18, 2000, NFO Worldwide, Inc. (the "Company") issued a press release announcing the approval and adoption by the Company's stockholders of the Company's proposed merger with The Interpublic Group of Companies, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Exhibits.

                  99.1   Press Release of NFO Worldwide, Inc., dated April 18,
                         2000

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                NFO WORLDWIDE, INC.


                                By: /s/ Patrick G. Healy
                                    --------------------
                                    Patrick G. Healy
                                    President - Australia and the Middle East
                                    and Chief Financial Officer

Dated: April 18, 2000

                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                              Dated April 18, 2000

                                                                    Sequentially
Exhibit                                                             Numbered
Number            Exhibit                                           Page
-------           -------                                           ----
99.1              Press Release of NFO Worldwide, Inc.,
                  dated April 18, 2000

                                     Page 4